________________________________________________________________________________

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ___________________

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) October 4, 2004
                                                       -----------------

                              ___________________

                                  GFSI, INC.
            (Exact Name of Registrant as Specified in its Charter)

                              ___________________

       333-24189                      Delaware                   74-2810748
       ---------                      --------                   ----------
(Commission File Number)    (State or Other Jurisdiction     (I.R.S. Employer
                                of Incorporation)            Identification No.)


                             9700 Commerce Parkway
                               Lenexa, KS 66219
              --------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                (913) 693-3200
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

         On March 28, 2002, GFSI, Inc. ("GFSI" or the "Company"), replaced its existing bank Credit Agreement by entering into a Revolving Bank Credit Agreement ("RBCA") with a group of financial institutions. The RBCA was guaranteed by the Company's parent, GFSI Holdings, Inc.

         On October 4, 2004 the Company executed the Fourth Amendment to the RBCA (the "Fourth Amendment"). The Fourth Amendment was approved by GFSI, Bank of America N.A. acting as Agent , and by all of the Lenders who were party to the RBCA on such date (those terms having the meanings as defined in the RBCA). As part of the Fourth Amendment, GFSI Holdings reaffirmed its guaranty of the RBCA.

         The Fourth Amendment extended the term of the RBCA by one year through January 15, 2007 and made a minor increase to the valuation of the Company's collateral by increasing the Fixed Asset Amount. A copy of the Amendment is attached to this form 8-K as Exhibit 10.34.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

         The following documents are filed as part of this report:

         (a)   Financial Statements of Business Acquired

               Not applicable.


         (b)   Pro Forma Financial Information

               Not applicable.


         (c)   Exhibits.

               A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GFSI, INC.



Dated:  October 5, 2004                       /s/ J. Craig Peterson
                                              -----------------------
                                              By: J. Craig Peterson
                                              Sr. Vice President of Finance and
                                              Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------
 10.34 Fourth Amendment, dated as of October 4, 2004, to the Credit Agreement, dated as of March 28, 2002, among the financial institutions named therein as the Lenders, and Bank of America, N.A. as the Agent and GFSI, Inc. as the Borrower.